EXHIBIT 23.3


             CONSENT OF SQUADRON, ELLENOFF, PLESENT & SHEINFELD, LLP


      As counsel to Thinking Tools, Inc., we hereby consent to the use of our opinion dated October 16, 1997, filed with the Securities and Exchange Commission as Exhibit 5.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form SB-2 (Registration No. 333-11321), as well as all references to our Firm, included in or made a part of this Registration Statement on Form S-3.


SQUADRON, ELLENOFF, PLESENT & SHEINFELD, LLP

May 18, 1998